Other income	6 Months Ended
Jun. 30, 2020
Other income [abstract]
Other income

16 Other income

Other income
	1 January to 30 June
	2020	2019
Share of result associates and joint ventures	34	19
Result on disposal of group companies	–	117
Net result derecognition of FA measured at amortised cost	187	16
Other	48	144
	269	296

In the first six months of 2020, ING realised a result of EUR 186 million following a one-off sale of certain securities at amortised cost driven by exceptional market conditions due to Covid-19. The sale is considered to be infrequent, but more than insignificant in value.